[LOGO] Merrill Lynch  Investment Managers

Annual Report

March 31, 2002

Merrill Lynch
Balanced Capital
Fund, Inc.

www.mlim.ml.com

                    MERRILL LYNCH BALANCED CAPITAL FUND, INC.

DEAR SHAREHOLDER

Economic Environment

US equity markets proved extremely volatile during the past six months as investors struggled to discern trends in economic growth and corporate earnings prospects, while digesting the impact and implications of the war on terrorism. At the beginning of the period, the events of September 11, 2001 appeared to exacerbate an already weak economic and corporate profit environment, pushing the US economy into a full-blown recession and precipitating further significant reductions in earnings expectations and equity prices. Indeed, the equity markets appeared trapped in a vicious circle of lower earnings, lower valuations and lower prices. The unmanaged Standard & Poor's 500 (S&P 500) Index declined more than 8% for the month of September 2001, including its largest one-week decrease since the Great Depression in the immediate aftermath of the terrorist attacks. The technology-laden NASDAQ Composite Index declined 17%. However, in the fourth quarter of 2001, equity markets posted strong gains with most major indexes enjoying double-digit returns. Early reports that the massive fiscal and monetary stimulus underway had begun to take effect combined with stable interest rates, lower stock prices and military successes to encourage strong buying interest. Positive data on employment trends, industrial order activity, housing and automobile sales and business inventory levels complemented evidence of corporate earnings stability to produce solid results. In early 2002, while proof of an economic recovery continued to build, ongoing debates about the pace of corporate earnings growth, accounting quality and equity valuations resulted in stagnant performance for most major market indexes.

For the six months ended March 31, 2002, the S&P 500 Index provided a +10.97% total return, while the NASDAQ Composite Index rose +23.12%. Growth stocks handsomely outperformed value stocks during the period as the unmanaged S&P/Barra Growth Index rose 12.2%, while the S&P/Barra Value Index gained 9.4% as investors gravitated toward shares of faster growth and more economically sensitive companies, particularly in the industrial and consumer cyclical sectors. The fixed-income market was flat for the period as the benefit from expectations for continued low inflation as well as the safe haven appeal of bonds in an uncertain equity market environment were offset by concerns about the accelerating pace of economic growth and the risk of subsequent Federal Reserve Board monetary tightening initiatives. The total return for the unmanaged Merrill Lynch U.S. Domestic Bond Master Index was -0.06% for the six-month period ended March 31, 2002.

Portfolio Matters

Total returns for Merrill Lynch Balanced Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the six-month period ended March 31, 2002 were +12.19%, +11.63%, +11.60% and +12.05%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3-5 of this report to shareholders.) Within the equity portfolio, positive contributions from our positions in industrial, financial and consumer cyclical companies, many of which provided greater than 40% returns for the period, more than offset weakness in the energy and technology sectors. Within the fixed-income portfolio, we benefited from our overweighted position in corporate bonds as yield spreads narrowed, and from our decision to reduce the Fund's average duration to a more neutral five years as interest rates rose and the yield curve steepened.

At March 31, 2002, 68.0% of the Fund's net assets were invested in equities, 29.5% in fixed-income securities and 2.5% in cash and cash equivalents compared to 64.4% in equities, 32.4% in fixed-income securities and 3.2% in cash and cash equivalents on September 30, 2001. We remain constructive about the outlook for the US equity market in 2002, given the resurgent economy, favorable monetary indicators and psychological factors. We are confident about the strategy we adopted in the summer of 2001

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

that increased our equity exposure as well as our position in more economically sensitive securities. However, in the near-term, we believe some profit-taking may be in order, given extended valuations, rising bond yields and uncertain corporate earnings prospects. Simply put, we believe bond yields must stabilize and corporate earnings need to show improvement before higher stock price levels can be established. In the interim, we believe markets will likely remain volatile, affording opportunities to adjust our equity exposure in response to substantive price movements. We expect the flexibility of our investment approach to prove extremely valuable as we move through the remainder of the year.

We continued to adjust our holdings during the period in response to ongoing price volatility. Within the equity portfolio, we increased our financial stock exposure, establishing positions in regional banks, FleetBoston Financial Corporation and PNC Bank Corp., as well as increasing our position in J.P. Morgan Chase & Co., where stock prices have declined on near-term credit concerns. These companies are selling at low multiples of current earnings and offer high dividend yields, and we believe the risk/reward profile is attractive with the upside driven by improved earnings and credit trends in a recovering economy. We also added Schering-Plough Corporation to the portfolio as shares of this once top-performing, highly valued pharmaceutical company declined to attractive valuation levels. We reduced the Fund's exposure in a number of health care, technology and retail holdings where recent strong stock price performance made investments in companies such as American Home Products Corporation, Applied Materials, Inc. and The Home Depot, Inc. less attractive. We also eliminated a number of disappointing investments in companies such as Halliburton Company and Nextel Communications, Inc., where results failed to match expectations.

Within the fixed-income portfolio, we continued to increase our corporate bond exposure to capture higher yields, while reducing our average duration to slightly above the Merrill Lynch U.S. Domestic Bond Master Index average of five years. At March 31, 2002, investment-grade corporate bonds represented 68.0% of fixed-income assets, with 13.7% high-yield corporate bonds, 17.4% US Treasury securities and less than 1% mortgage-backed securities compared to 68.1% in investment-grade corporate bonds, with 11.5% high-yield corporate bonds, 19.2% US Treasury securities and 1.2% mortgage-backed securities on September 30, 2001. Average quality ratings declined from A3/A- at the beginning of the period to Baa1/BBB+, while the Fund's average yield to maturity increased 66 basis points (0.66%) to 7.80%.

Fiscal Year in Review

For the fiscal year ended March 31, 2002, the Fund performed well, generating total returns for Class A, Class B, Class C and Class D Shares of +5.07%, +4.01%, +4.01% and +4.78%, respectively. This compares favorably to the Fund's unmanaged equity benchmark, the S&P 500 Index, which had a total return of +0.21% for the same 12-month period. The results of the last 12 months incorporated two very distinct periods of performance. During the first half of the period, equity markets were generally weak as the economic slowdown precipitated reduced corporate earnings expectations and lower valuations. During this extremely challenging period, we maintained the Fund's conservative investment position, emphasizing management of risk and preservation of capital. Equities averaged a modest 63.6% of the Fund's net assets, reflecting our view that declining earnings, coupled with high market valuations, did not represent an attractive formula for stock market appreciation. In contrast, bonds appeared to offer good value, as inflation-adjusted interest rates remained high, while inflation pressures continued to moderate. Within the equity portfolio, we emphasized investments in companies whose ability to create shareholder value was not captive to economic growth, particularly in the consumer product and health care sectors of the market. Within the fixed-income portfolio, we maintained a relatively long average duration in an effort to enhance the impact of declining interest rates.

As discussed, during the latter half of the period, market conditions changed. Anticipating this improvement in economic and stock market conditions, we began to adopt a more aggressive investment stance in August 2001, increasing our equity exposure to an average 66.2% of the Fund's net assets, as well as our position in more economically

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

sensitive securities. Within the equity portfolio, we added positions in basic industry and industrial companies as well as media and entertainment concerns, which we expect to be the primary beneficiaries of resurgent economic growth. Within the fixed-income portfolio, we increased our corporate bond exposure to capture higher returns, while reducing our average duration in anticipation of a cessation of declining interest rates. Both of these strategies proved successful and represent the most significant factors affecting the Fund's results for the year.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Balanced Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

May 2, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


3
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Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

ML Balanced Capital Fund, Inc. Edgar

Total Return Based on a $10,000 Investment--Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index and the ML U.S. Domestic Bond Master Index. Values are from March 1992 to March 2002.

                                   3/92      3/93      3/94      3/95      3/96      3/97
ML Balanced Capital
Fund, Inc.+--C1ass A Shares*     $ 9,475   $10,549   $11,118   $12,335   $15,357   $17,295
ML Balanced Capital
Fund, Inc.+--Class B Shares*     $10,000   $11,016   $11,496   $12,624   $15,555   $17,341
S&P 5OO Index++                  $10,000   $11,523   $11,693   $13,513   $17,851   $21,390
ML U.S. Domestic Bond
Master Index+++                  $10,000   $11,351   $11,657   $12,232   $13,564   $14,224

                                  3/98       3/99      3/00      3/01      3/02
ML Balanced Capital
Fund, Inc.+--Class A Shares*     $22,606   $22,452   $23,480   $23,217   $24,394
ML Balanced Capital
Fund, Inc.+--Class B Shares*     $22,436   $22,066   $22,834   $22,352   $23,248
S&P 500 Index++                  $31,657   $37,502   $44,229   $34,642   $34,715
ML U.S. Domestic Bond
Master Index+++                  $15,938   $16,975   $17,305   $19,457   $20,463

Total Return Based on a $10,000 Investment--Class C & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index and the ML U.S. Domestic Bond Master Index. Values are from October 21, 1994 to March 2002.

                               10/21/94**    3/95      3/96      3/97      3/98      3/99
ML Balanced Capital
Fund, Inc.+--Class C Shares*     $10,000   $10,607   $13,073   $14,570   $18,854   $18,533
ML Balanced Capital
Fund, Inc.+--Class D Shares*     $ 9,475   $10,083   $12,524   $14,069   $18,346   $18,177
S&P 500 Index++                  $10,000   $10,731   $14,176   $16,986   $25,139   $29,780
ML U.S. Domestic Bond
Master Index+++                  $10,000   $10,556   $11,705   $12,275   $13,755   $14,650

                                   3/00      3/01      3/02
ML Balanced Capital
Fund, Inc.+--Class C Shares*     $19,182   $18,773   $19,526
ML Balanced Capital
Fund, Inc.+--Class D Shares*     $18,957   $18,701   $19,595
S&P 500 Index++                  $35,122   $27,509   $27,567
ML U.S. Domestic Bond
Master Index+++                  $14,935   $16,793   $17,661

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
 ++ This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
+++ This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including US Treasury bonds, corporate bonds and mortgages. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not indicative of future results.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without            % Return With
                                        Sales Charge              Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/02                     +5.07%                     -0.44%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                   +7.12                      +5.97
--------------------------------------------------------------------------------
Ten Years Ended 3/31/02                    +9.92                      +9.33
--------------------------------------------------------------------------------

* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                         % Return                    % Return
                                        Without CDSC                 With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/02                     +4.01%                     +0.13%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                   +6.04                      +5.78
--------------------------------------------------------------------------------
Ten Years Ended 3/31/02                    +8.80                      +8.80
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                         % Return                    % Return
                                        Without CDSC                 With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/02                     +4.01%                     +3.04%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                   +6.03                      +6.03
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/02                            +9.41                      +9.41
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales

================================================================================
                                    % Return Without            % Return With
                                       Sales Charge              Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 3/31/02                    + 4.78%                     -0.72%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                  + 6.85                      +5.70
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/02                           +10.26                      +9.46
--------------------------------------------------------------------------------

 *     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Recent Performance Results

                                                                                       Ten Years/
                                                         6-Month       12-Month      Since Inception
As of March 31, 2002                                  Total Return   Total Return     Total Return
====================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*          +12.19%         +5.07%           +157.46%
----------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*          +11.63          +4.01            +132.51
----------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*          +11.60          +4.01            + 95.26
----------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class D Shares*          +12.05          +4.78            +106.83
----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                           +10.97          +0.21        +247.15/+175.67
----------------------------------------------------------------------------------------------------
ML U.S. Domestic Bond Master Index***                    -0.06          +5.17        +104.64/+76.59
----------------------------------------------------------------------------------------------------

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
 ** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are ten years and from 10/31/94, respectively.
*** This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including US Treasury bonds, corporate bonds and mortgages. Ten years/since inception total returns are ten years and from 10/31/94, respectively.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

SCHEDULE OF INVESTMENTS

                            Shares                                                                               Percent of
Industries                   Held                 Stocks                                 Cost          Value     Net Assets
===========================================================================================================================
Aerospace & Defense          750,000   General Dynamics Corporation                  $ 48,985,355   $ 70,462,500     1.5%
                           1,300,000   Honeywell International Inc.                    43,588,345     49,751,000     1.1
                             300,000   Raytheon Company                                 8,109,291     12,315,000     0.3
                             650,000   United Technologies Corporation                  9,729,948     48,230,000     1.0
                                                                                     ------------   ------------   -----
                                                                                      110,412,939    180,758,500     3.9
===========================================================================================================================
Airlines                     500,000  +AMR Corporation                                 19,429,284     13,205,000     0.3
===========================================================================================================================
Banks                        500,000   FleetBoston Financial Corporation               16,610,175     17,500,000     0.4
                           1,400,000   Mellon Financial Corporation                    50,407,974     54,026,000     1.1
                             250,000   PNC Bank Corp.                                  14,025,253     15,372,500     0.3
                           1,500,000   Wells Fargo Company                             61,173,335     74,100,000     1.6
                                                                                     ------------   ------------   -----
                                                                                      142,216,737    160,998,500     3.4
===========================================================================================================================
Beverages                  1,500,000   Anheuser-Busch Companies, Inc.                  54,849,720     78,300,000     1.7
===========================================================================================================================
Chemicals                  1,250,000   E.I. du Pont de Nemours and Company             66,288,019     58,937,500     1.3
===========================================================================================================================
Communications             2,000,000  +CommScope, Inc.                                 45,219,289     34,800,000     0.8
Equipment                  5,000,000   Lucent Technologies Inc.                        31,107,819     23,650,000     0.5
                           4,000,000   Motorola, Inc.                                  64,173,200     56,800,000     1.2
                                                                                     ------------   ------------   -----
                                                                                      140,500,308    115,250,000     2.5
===========================================================================================================================
Computers &                1,573,600   Compaq Computer Corporation                     28,265,364     16,444,120     0.3
Peripherals                  750,000   International Business Machines Corporation     76,076,200     78,000,000     1.7
                                                                                     ------------   ------------   -----
                                                                                      104,341,564     94,444,120     2.0
===========================================================================================================================
Diversified Financials     1,900,000   Citigroup Inc.                                   6,480,318     94,088,000     2.0
                           1,000,000   Fannie Mae                                      24,890,985     79,880,000     1.7
                           1,600,000   J.P. Morgan Chase & Co.                         48,980,487     57,040,000     1.2
                           1,000,000   Morgan Stanley Dean Witter & Co.                60,094,215     57,310,000     1.2
                           1,500,000   Stilwell Financial, Inc.                        24,006,039     36,735,000     0.8
                                                                                     ------------   ------------   -----
                                                                                      164,452,044    325,053,000     6.9
===========================================================================================================================
Diversified                1,500,000   Verizon Communications                          94,718,577     68,475,000     1.5
Telecommunication
Services
===========================================================================================================================
Electronic                 1,750,000  +Agilent Technologies, Inc.                      52,759,981     61,180,000     1.3
Equipment &                1,000,000  +Sanmina Corporation                             17,623,074     11,750,000     0.3
Instruments                                                                          ------------   ------------   -----
                                                                                       70,383,055     72,930,000     1.6
===========================================================================================================================
Food Products                300,000   Nestle SA (Registered Shares)                   31,283,348     66,714,235     1.4
===========================================================================================================================
Gas Utilities              1,500,000   El Paso Corporation                             25,337,490     66,045,000     1.4
===========================================================================================================================
Health Care                1,000,000  +Aetna Inc. (New Shares)                         28,017,830     38,820,000     0.8
Providers & Services       1,250,000   HCA Inc.                                        48,672,398     55,100,000     1.2
                             900,000  +Tenet Healthcare Corporation                    24,028,774     60,318,000     1.3
                                                                                     ------------   ------------   -----
                                                                                      100,719,002    154,238,000     3.3
===========================================================================================================================
Hotels, Restaurants          400,000   Carnival Corporation                             7,297,948     13,060,000     0.3
& Leisure                    400,000  +Harrah's Entertainment, Inc.                     6,282,511     17,704,000     0.4
                           2,000,000   McDonald's Corporation                          47,532,936     55,500,000     1.2
                             300,000   Starwood Hotels & Resorts Worldwide, Inc.        5,580,710     11,283,000     0.2
                              20,000   Wendy's Financing I, Series A                    1,044,750      1,343,400     0.0
                                                                                     ------------   ------------   -----
                                                                                       67,738,855     98,890,400     2.1
===========================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

                            Shares                                                                               Percent of
Industries                   Held                 Stocks                                 Cost          Value     Net Assets
===========================================================================================================================
Household Products           750,000   Kimberly-Clark Corporation                    $ 35,368,924   $ 48,487,500     1.0%
===========================================================================================================================
IT Consulting &              300,000  +Computer Sciences Corporation                   11,670,266     15,225,000     0.3
Services
===========================================================================================================================
Industrial                 1,000,000   General Electric Company                        47,436,640     37,450,000     0.8
Conglomerates                100,000   Minnesota Mining and Manufacturing
                                       Company (3M)                                     8,649,610     11,501,000     0.2
                                                                                     ------------   ------------   -----
                                                                                       56,086,250     48,951,000     1.0
===========================================================================================================================
Insurance                  1,500,000   ACE Limited                                     51,072,761     62,550,000     1.3
                           1,100,000   American International Group, Inc.              23,533,641     79,354,000     1.7
                             500,000  +Prudential Financial, Inc.                      13,750,000     15,525,000     0.3
                             750,000   XL Capital Ltd. (Class A)                       14,590,710     70,012,500     1.5
                                                                                     ------------   ------------   -----
                                                                                      102,947,112    227,441,500     4.8
===========================================================================================================================
Leisure Equipment &          400,000   Eastman Kodak Company                           13,908,976     12,468,000     0.3
Products
===========================================================================================================================
Machinery                  1,250,000   Dover Corporation                               46,424,866     51,250,000     1.1
                           1,200,000   ITT Industries, Inc.                            38,732,953     75,648,000     1.6
                             650,000  +SPX Corporation                                 37,625,600     92,027,000     2.0
                                                                                     ------------   ------------   -----
                                                                                      122,783,419    218,925,000     4.7
===========================================================================================================================
Media                      1,500,000  +Clear Channel Communications, Inc.              84,561,717     77,115,000     1.6
                           1,400,000  +Liberty Media Corporation (Class A)             18,443,310     17,696,000     0.4
                           1,250,000   The New York Times Company (Class A)            50,498,787     59,825,000     1.3
                             500,000   Tribune Company                                 15,697,172     22,730,000     0.5
                           1,750,000  +Viacom, Inc. (Class B)                          89,909,433     84,647,500     1.8
                             500,000   The Walt Disney Company                          8,031,952     11,540,000     0.2
                                                                                     ------------   ------------   -----
                                                                                      267,142,371    273,553,500     5.8
===========================================================================================================================
Metals & Mining            1,250,000   Alcoa Inc.                                      50,007,392     47,175,000     1.0
                           1,000,000   Nucor Corporation                               46,809,670     64,240,000     1.4
                                                                                     ------------   ------------   -----
                                                                                       96,817,062    111,415,000     2.4
===========================================================================================================================
Multi-Utilities &          2,750,000   The Williams Companies, Inc.                    33,935,824     64,790,000     1.4
Unregulated Power
===========================================================================================================================
Multiline Retail           1,750,000   The May Department Stores Company               62,770,839     60,987,500     1.3
===========================================================================================================================
Oil & Gas                  1,250,000   Anadarko Petroleum Corporation                  44,023,928     70,550,000     1.5
                             100,000   ChevronTexaco Corporation                        8,345,750      9,027,000     0.2
                              40,000   Unocal Capital Trust                             2,136,250      2,040,000     0.0
                                                                                     ------------   ------------   -----
                                                                                       54,505,928     81,617,000     1.7
===========================================================================================================================
Paper & Forest                28,000   International Paper Capital Trust (b)            1,331,400      1,298,500     0.0
Products                   1,350,000   International Paper Company                     49,850,680     58,063,500     1.2
                             700,000   Weyerhaeuser Company                            36,911,204     44,002,000     1.0
                                                                                     ------------   ------------   -----
                                                                                       88,093,284    103,364,000     2.2
===========================================================================================================================
Personal Products          1,250,000   Avon Products, Inc.                             48,149,509     67,900,000     1.5
                             750,000   The Gillette Company                            21,932,481     25,507,500     0.5
                                                                                     ------------   ------------   -----
                                                                                       70,081,990     93,407,500     2.0
===========================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

SCHEDULE OF INVESTMENTS

                            Shares                                                                                    Percent of
Industries                   Held                 Stocks                                 Cost            Value        Net Assets
================================================================================================================================
Pharmaceuticals            1,500,000   Pharmacia Corporation                         $   60,599,890   $   67,620,000     1.5%
                             500,000   Schering-Plough Corporation                       16,844,428       15,650,000     0.3
                           1,000,000   Wyeth                                             48,077,088       65,650,000     1.4
                                                                                     --------------   --------------    ----
                                                                                        125,521,406      148,920,000     3.2
================================================================================================================================
Road & Rail                   32,000   Union Pacific Capital Trust
                                       (6.25% Convertible)                                1,513,875        1,600,000     0.0
================================================================================================================================
Semiconductor              1,750,000  +Advanced Micro Devices, Inc.                      27,761,101       25,742,500     0.5
Equipment &                3,500,000  +Agere Systems Inc. (Class A)                      17,829,989       13,615,000     0.3
Products                     100,000  +Applied Materials, Inc.                            4,383,366        5,427,000     0.1
                             500,000   Texas Instruments Incorporated                    23,192,590       16,550,000     0.4
                                                                                     --------------   --------------    ----
                                                                                         73,167,046       61,334,500     1.3
================================================================================================================================
Specialty Retail           1,100,000   The Gap, Inc.                                     14,867,426       16,544,000     0.4
                             300,000   The Home Depot, Inc.                              10,467,870       14,583,000     0.3
                           1,400,000   The Limited, Inc.                                 18,628,369       25,060,000     0.5
                             200,000   RadioShack Corporation                             5,375,090        6,008,000     0.1
                                                                                     --------------   --------------    ----
                                                                                         49,338,755       62,195,000     1.3
================================================================================================================================
                                       Total Stocks                                   2,458,324,269    3,188,921,255    68.0
================================================================================================================================

                              Face
                             Amount                   Corporate Bonds
================================================================================================================================
Aerospace &            US$ 7,500,000   Lockheed Martin Corporation,
Defense                                7.20% due 5/01/2036                                7,660,365        7,865,602     0.2
                          25,000,000   Raytheon Company, 6.15% due 11/01/2008            24,004,355       24,320,375     0.5
                                                                                        -----------      -----------    ----
                                                                                         31,664,720       32,185,977     0.7
================================================================================================================================
Airlines                  10,000,000   Continental Airlines, 8% due 12/15/2005           10,000,000        9,400,000     0.2
                                       Northwest Airlines, Inc.:
                          15,000,000     7.625% due 3/15/2005                            14,657,930       13,950,000     0.3
                           5,000,000     8.875% due 6/01/2006                             4,950,000        4,760,555     0.1
                           5,000,000     7.875% due 3/15/2008                             4,614,708        4,515,895     0.1
                                                                                        -----------      -----------    ----
                                                                                         34,222,638       32,626,450     0.7
================================================================================================================================
Auto                      22,000,000   The Goodyear Tire & Rubber Company,
Components                             6.625% due 12/01/2006                             21,576,000       21,069,840     0.4
================================================================================================================================
Banks                     20,000,000   BankAmerica Corp., 6.625% due 10/15/2007          19,268,736       20,556,580     0.4
                          10,000,000   First Union Corp., 6.55% due 10/15/2035            9,957,150       10,277,290     0.2
                          21,500,000   Firstbank Puerto Rico, 7.625% due 12/20/2005      21,173,430       21,597,266     0.5
                          10,000,000   FleetBoston Financial Corporation,
                                       6.375% due 5/15/2008                              10,190,095        9,937,050     0.2
                          12,000,000   PNC Funding Corp., 6.125% due 2/15/2009           10,940,645       11,607,996     0.3
                          20,000,000   Peoples Bank Bridgeport, 9.875% due 11/15/2010    19,852,200       20,858,840     0.5
                          20,000,000   Provident Bank, 6.375% due 1/15/2004              19,736,713       20,428,200     0.4
                                       Union Planters Corp.:
                          17,500,000     6.75% due 11/01/2005                            17,111,539       18,005,995     0.4
                          10,000,000     7.75% due 3/01/2011                              9,982,000       10,628,440     0.2
                          15,000,000   Washington Mutual Inc., 5.625% due 1/15/2007      14,983,650       14,715,000     0.3
                                                                                        -----------      -----------    ----
                                                                                        153,196,158      158,612,657     3.4
================================================================================================================================
Beverages                 10,000,000   Panamerican Beverages Inc., 7.25% due 7/01/2009   10,026,476        9,553,480     0.2
================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

                            Face                                                                                       Percent of
Industries                 Amount                     Corporate Bonds                       Cost           Value       Net Assets
=================================================================================================================================
Chemicals             US$ 35,000,000   Equistar Chemicals LP, 6.50% due 2/15/2006        $ 34,049,418   $ 32,507,230       0.7%
                          20,500,000   FMC Corp., 6.75% due 5/05/2005                      20,361,690     20,713,569       0.4
                          18,000,000   International Flavors & Fragrance,
                                       6.45% due 5/15/2006                                 18,148,243     17,899,884       0.4
                                                                                         ------------   ------------       ---
                                                                                           72,559,351     71,120,683       1.5
=================================================================================================================================
Commercial                15,000,000   Browning-Ferris Industries, Inc.,
Services &                             6.375% due 1/15/2008                                14,720,400     13,589,385       0.3
Supplies
=================================================================================================================================
Communications            10,000,000   Harris Corporation, 6.35% due 2/01/2028              9,415,500      9,281,320       0.2
Equipment                 20,000,000   Nortel Networks Limited, 6.125% due 2/15/2006       18,347,353     14,800,000       0.3
                                                                                         ------------   ------------       ---
                                                                                           27,762,853     24,081,320       0.5
=================================================================================================================================
Diversified               20,000,000   Boeing Capital Corporation, 6.50% due 2/15/2012     19,956,728     19,871,060       0.4
Financials                20,000,000   Ford Motor Credit Co., 7.75% due 2/15/2007          19,904,140     20,317,200       0.4
                                       GATX Capital Corporation:
                          25,000,000     6.69% due 11/30/2005                              24,984,750     22,642,100       0.5
                          25,000,000     7.75% due 12/01/2006                              24,827,000     23,522,775       0.5
                          20,000,000   General Electric Capital Corporation,
                                       5% due 2/15/2007                                    19,964,200     19,486,640       0.4
                                       General Motors Acceptance Corp.:
                           5,000,000     6.15% due 4/05/2007                                4,741,234      4,905,835       0.1
                           5,000,000     6.375% due 5/01/2008                               4,870,950      4,830,420       0.1
                          30,000,000     5.85% due 1/14/2009                               27,024,998     27,813,390       0.6
                          25,000,000     8% due 11/01/2031                                 24,725,500     25,022,900       0.6
                                       Hertz Corp.:
                          10,000,000     7.625% due 8/15/2007                               9,909,200      9,824,100       0.2
                          25,000,000     6.25% due 3/15/2009                               24,066,335     22,193,750       0.5
                                       Household Finance Corp.:
                          10,000,000     6.50% due 11/15/2008                               9,773,291      9,714,920       0.2
                          25,000,000     6.75% due 5/15/2011                               24,909,500     24,257,950       0.5
                                                                                         ------------   ------------       ---
                                                                                          239,657,826    234,403,040       5.0
=================================================================================================================================
Diversified                7,000,000   Intermedia Communications Inc.,
Telecommunication                      8.60% due 6/01/2008                                  6,390,717      6,055,000       0.1
Services                               Worldcom Inc.:
                          10,000,000     6.40% due 8/15/2005                                9,703,624      8,651,490       0.2
                          18,000,000     7.375% due 1/15/2006                              18,206,507     15,732,504       0.3
                          15,000,000     8.25% due 5/15/2031                               13,791,508     12,098,985       0.3
                                                                                         ------------   ------------       ---
                                                                                           48,092,356     42,537,979       0.9
=================================================================================================================================
Electric Utilities        24,000,000   Empresa Nacional de Electricidad SA (Endesa),
                                       7.325% due 2/01/2037                                24,000,000     22,926,528       0.5
=================================================================================================================================
Energy                                 Transocean Sedco Forex:
Equipment &               10,000,000     6.75% due 4/15/2005                               10,275,592     10,182,790       0.2
Services                  10,000,000     6.95% due 4/15/2008                               10,167,701     10,125,430       0.2
                                                                                         ------------   ------------       ---
                                                                                           20,443,293     20,308,220       0.4
=================================================================================================================================
Food Products             20,000,000   Conagra Inc., 6.70% due 8/01/2027                   19,770,179     20,031,860       0.4
=================================================================================================================================
Health Care               14,000,000   HealthSouth Corporation, 7.375% due 10/01/2006      14,000,000     14,035,000       0.3
Providers &                8,000,000   Quest Diagnostic Inc., 6.75% due 7/12/2006           7,954,560      8,080,896       0.2
Services                                                                                 ------------   ------------       ---
                                                                                           21,954,560     22,115,896       0.5
=================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

                            Face                                                                                       Percent of
Industries                 Amount                     Corporate Bonds                       Cost           Value       Net Assets
=================================================================================================================================
Hotels,               US$ 20,000,000   Royal Caribbean Cruises Ltd., 7.25% due 8/15/2006  $  19,820,155  $  18,400,000      0.4%
Restaurants &
Leisure
=================================================================================================================================
Household                 25,000,000   Champion Enterprises, Inc., 7.625% due 5/15/2009      21,546,090     19,500,000      0.4
Durables
=================================================================================================================================
Machinery                 20,000,000   Cummins Engine, 6.75% due 2/15/2027                   19,705,819     18,759,920      0.4
=================================================================================================================================
Marine                    20,000,000   Transportacion Maritima Mexicana, SA de CV,
                                       10.25% due 11/15/2006                                 19,468,827     16,700,000      0.4
=================================================================================================================================
Media                     10,000,000   AOL Time Warner Inc., 6.75% due 4/15/2011             10,150,903      9,892,220      0.2
                          20,000,000   News America Inc., 6.75% due 1/09/2038                19,786,800     19,227,920      0.4
                          10,000,000   Univision Communication Inc.,
                                       7.85% due 7/15/2011                                    9,982,400     10,219,880      0.2
                                                                                          -------------  -------------     ----
                                                                                             39,920,103     39,340,020      0.8
=================================================================================================================================
Oil & Gas                 27,500,000   The Coastal Corporation, 6.70% due 2/15/2027          27,225,400     26,806,945      0.6
                          20,000,000   Devon Financing Corporation, 6.875% due 9/30/2011     19,765,700     19,451,200      0.4
                          10,000,000   Diamond Shamrock, 7.65% due 7/01/2026                  9,920,000     10,373,470      0.2
                          14,000,000   Giant Industries, Inc., 9% due 9/01/2007 (a)          13,731,755     13,370,000      0.3
                          30,000,000   Perez Companc SA, 8.125% due 7/15/2007 (a)            27,570,204     17,100,000      0.3
                          10,000,000   Ultramar Diamond Shamrock, 6.75% due 10/15/2037        9,979,800      9,713,270      0.2
                          15,000,000   United Refining Co., 10.75% due 6/15/2007             15,000,000     12,600,000      0.3
                                       Williams Holdin   of Delaware, Inc.:
                          15,000,000     6.25% due 2/01/2006                                 14,881,840     14,528,550      0.3
                          10,000,000     6.50% due 12/01/2008                                10,182,786      9,373,370      0.2
                                                                                          -------------  -------------     ----
                                                                                            148,257,485    133,316,805      2.8
=================================================================================================================================
Paper & Forest                         Boise Cascade Corporation:
Products                   5,000,000     7.35% due 10/11/2004                                 5,068,926      5,015,570      0.1
                          20,000,000     7.66% due 5/27/2005                                 20,000,000     20,053,260      0.4
                          30,000,000   Champion International Corp.,
                                       6.65% due 12/15/2037                                  29,755,480     30,270,090      0.7
                           6,500,000   Weyerhaeuser Company, 6.75% due 3/15/2012 (a)          6,458,010      6,386,016      0.1
                                                                                          -------------  -------------     ----
                                                                                             61,282,416     61,724,936      1.3
=================================================================================================================================
Road & Rail                            CSX Corporation:
                          20,000,000     6.25% due 10/15/2008                                19,440,744     19,790,980      0.4
                           5,000,000     6.75% due 3/15/2011                                  4,985,950      5,014,665      0.1
                          20,000,000   Ryder Systems, Inc., 6.50% due 5/15/2005              19,960,600     19,856,740      0.5
                                                                                          -------------  -------------     ----
                                                                                             44,387,294     44,662,385      1.0
=================================================================================================================================
Wireless                               Nextel Communications, Inc.:
Telecommunication         20,000,000     9.375% due 11/15/2009                               19,633,095     13,300,000      0.3
Services                   1,500,000     5.25% due 1/15/2010 (a)                              1,500,000        750,000      0.0
                          10,000,000   Pacific Telecom, Inc., 6.625% due 10/20/2005          10,000,000     10,137,480      0.2
                                       Sprint Capital Corporation:
                          10,000,000     8.375% due 3/15/2012 (a)                             9,985,300      9,847,390      0.2
                          25,000,000     6.90% due 5/01/2019                                 23,448,097     20,483,450      0.5
                                                                                          -------------  -------------     ----
                                                                                             64,566,492     54,518,320      1.2
=================================================================================================================================
                                       Total Corporate Bonds                              1,178,601,491  1,132,085,701     24.1
=================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

SCHEDULE OF INVESTMENTS (concluded)

                             Face                                                                                       Percent of
                            Amount         Collateralized Mortgage Obligations*             Cost            Value       Net Assets
==================================================================================================================================
                        US$ 13,000,000   Freddie Mac, 6% due 2/15/2011                 $   12,020,937   $   13,291,560     0.3%
==================================================================================================================================
                                         Total Collateralized Mortgage Obligations         12,020,937       13,291,560     0.3
==================================================================================================================================

                                               US Government Obligations
==================================================================================================================================
                            45,000,000   US Treasury Bonds, 6.25% due 8/15/2023            40,590,351       46,082,790     1.0
                           200,000,000   US Treasury Notes, 4.75% due 11/15/2008          198,933,379      194,859,400     4.1
==================================================================================================================================
                                         Total US Government Obligations                  239,523,730      240,942,190     5.1
==================================================================================================================================

                                                Short-Term Investments
==================================================================================================================================
Commercial                  63,233,000   General Motors Acceptance Corp.,
Paper**                                  1.85% due 4/01/2002                               63,223,252       63,223,252     1.4
==================================================================================================================================
US Government               30,000,000   Federal Home Loan Bank, 1.77% due 5/08/2002       29,941,000       29,941,000     0.6
Agency
Obligations**
==================================================================================================================================
                                         Total Short-Term Investments                      93,164,252       93,164,252     2.0
==================================================================================================================================

Total Investments                                                                      $3,981,634,679    4,668,404,958    99.5
Other Assets Less Liabilities                                                          ==============
                                                                                                            23,464,086     0.5
                                                                                                        --------------   -----
Net Assets                                                                                              $4,691,869,044   100.0%
                                                                                                        ==============   =====
==================================================================================================================================

*     Subject to principal paydowns.
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
+     Non-income producing security.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,299,000, representing 0.03% of net assets.

--------------------------------------------------------------------------------
                           Acquisition
Issue                         Date              Cost                  Value
--------------------------------------------------------------------------------
International Paper
Capital Trust               1/16/1997        $1,331,400             $1,298,500
--------------------------------------------------------------------------------
Total                                        $1,331,400             $1,298,500
                                             ==========             ==========
--------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 2002

============================================================================================================================
Assets:             Investments, at value (including securities loaned of $686,355,328)
                    (identified cost--$3,981,634,679) ....................................                    $4,668,404,958
                    Foreign cash (cost--$1,110,977) ......................................                         1,094,660
                    Investments held as collateral for loaned securities, at value .......                       707,160,131
                    Receivables:
                        Interest .........................................................   $   25,608,402
                        Securities sold ..................................................       13,015,005
                        Capital shares sold ..............................................        2,750,004
                        Dividends ........................................................        2,005,355
                        Loaned securities ................................................           88,279       43,467,045
                                                                                             --------------
                    Prepaid registration fees and other assets ...........................                           104,527
                                                                                                              --------------
                    Total assets .........................................................                     5,420,231,321
                                                                                                              --------------
============================================================================================================================
Liabilities:        Collateral on securities loaned, at value ............................                       707,160,131
                    Payables:
                        Capital shares redeemed ..........................................       16,350,029
                        Investment adviser ...............................................        1,418,625
                        Distributor ......................................................        1,355,983
                        Securities purchased .............................................          450,970       19,575,607
                                                                                             --------------
                    Accrued expenses and other liabilities ...............................                         1,626,539
                                                                                                              --------------
                    Total liabilities ....................................................                       728,362,277
                                                                                                              --------------
============================================================================================================================
Net Aseets:         Net assets ...........................................................                    $4,691,869,044
                                                                                                              ==============
============================================================================================================================
Net Assets          Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:         shares authorized ....................................................                    $    7,099,022
                    Class B Shares of Common Stock, $.10 par value, 500,000,000
                    shares authorized ....................................................                         4,570,176
                    Class C Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized ....................................................                           759,862
                    Class D Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized ....................................................                         4,769,290
                    Paid-in capital in excess of par .....................................                     3,940,852,289
                    Undistributed investment income--net .................................   $   29,918,751
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net ...........................................       17,145,691
                    Unrealized appreciation on investments and foreign
                    currency transactions--net ...........................................      686,753,963
                                                                                             --------------
                    Total accumulated earnings--net ......................................                       733,818,405
                                                                                                              --------------
                    Net assets ...........................................................                    $4,691,869,044
                                                                                                              ==============
============================================================================================================================
Net Asset Value:    Class A--Based on net assets of $1,957,868,958 and 70,990,224
                             shares outstanding ..........................................                    $        27.58
                                                                                                              ==============
                    Class B--Based on net assets of $1,222,487,296 and 45,701,762
                             shares outstanding ..........................................                    $        26.75
                                                                                                              ==============
                    Class C--Based on net assets of $199,773,994 and 7,598,623
                             shares outstanding ..........................................                    $        26.29
                                                                                                              ==============
                    Class D--Based on net assets of $1,311,738,796 and 47,692,901
                             shares outstanding ..........................................                    $        27.50
                                                                                                              ==============
============================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

Statement of Operations for the Year Ended March 31, 2002

============================================================================================================
Investment          Interest ..............................................                     $114,214,691
Income:             Dividends (net of $191,972 foreign withholding tax) ...                       41,900,908
                    Securities lending--net ...............................                          627,153
                    Other .................................................                           86,695
                                                                                                ------------
                    Total income ..........................................                      156,829,447
                                                                                                ------------
============================================================================================================
Expenses:           Investment advisory fees ..............................    $ 20,077,251
                    Account maintenance and distribution fees--Class B ....      14,189,941
                    Account maintenance fees--Class D .....................       3,268,008
                    Transfer agent fees--Class A ..........................       2,936,077
                    Transfer agent fees--Class B ..........................       2,392,629
                    Account maintenance and distribution fees--Class C ....       2,034,314
                    Transfer agent fees--Class D ..........................       1,902,109
                    Transfer agent fees--Class C ..........................         361,196
                    Printing and shareholder reports ......................         297,672
                    Custodian fees ........................................         231,650
                    Professional fees .....................................         119,322
                    Registration fees .....................................          80,765
                    Directors' fees and expenses ..........................          69,509
                    Accounting services ...................................          27,016
                    Pricing fees ..........................................           9,748
                    Other .................................................         153,641
                                                                               ------------
                    Total expenses ........................................                       48,150,848
                                                                                                ------------
                    Investment income--net ................................                      108,678,599
============================================================================================================
Realized &          Realized gain (loss) on:
Unrealized Gain         Investments--net ..................................      67,216,031
(Loss) on               Foreign currency transactions--net ................        (119,318)      67,096,713
Investments &       Change in unrealized appreciation/depreciation on:         ------------
Foreign Currency        Investments--net ..................................      38,429,726
Transactions--Net:      Foreign currency transactions--net ................         131,299       38,561,025
                                                                               ------------     ------------
                    Net Increase in Net Assets Resulting from Operations ..                     $214,336,337
                                                                                                ============
============================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                            March 31,
                                                                                               -----------------------------------
Increase (Decrease) in Net Assets:                                                                  2002                 2001
==================================================================================================================================
Operations:          Investment income--net ...............................................    $   108,678,599     $   152,169,922
                     Realized gain on investments and foreign currency transactions--net ..         67,096,713         526,507,269
                     Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions--net ...................................         38,561,025        (739,073,241)
                                                                                               ---------------     ---------------
                     Net increase (decrease) in net assets resulting from operations ......        214,336,337         (60,396,050)
                                                                                               ---------------     ---------------
==================================================================================================================================
Dividends &          Investment income--net:
Distributions to         Class A ..........................................................        (55,115,369)        (76,804,873)
Shareholders:            Class B ..........................................................        (24,279,414)        (45,037,021)
                         Class C ..........................................................         (3,747,630)         (5,367,445)
                         Class D ..........................................................        (32,663,244)        (40,725,111)
                     Realized gain on investments--net:
                         Class A ..........................................................       (102,586,999)       (226,122,510)
                         Class B ..........................................................        (76,419,829)       (205,231,002)
                         Class C ..........................................................        (10,936,875)        (24,101,581)
                         Class D ..........................................................        (66,197,251)       (130,949,074)
                                                                                               ---------------     ---------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders ........................................       (371,946,611)       (754,338,617)
                                                                                               ---------------     ---------------
==================================================================================================================================
Capital Share        Net decrease in net assets derived from capital
Transactions:        share transactions ...................................................       (476,749,756)     (1,170,508,598)
                                                                                               ---------------     ---------------
==================================================================================================================================
Net Assets:          Total decrease in net assets .........................................       (634,360,030)     (1,985,243,265)
                     Beginning of year ....................................................      5,326,229,074       7,311,472,339
                                                                                               ---------------     ---------------
                     End of year* .........................................................    $ 4,691,869,044     $ 5,326,229,074
                                                                                               ===============     ===============
==================================================================================================================================
                    *Undistributed investment income--net .................................    $    29,918,751     $    32,501,333
                                                                                               ===============     ===============
==================================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

Financial Highlights

                                                                                             Class A
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended March 31,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2002          2001           2000         1999          1998
===================================================================================================================================
Per Share          Net asset value, beginning of year .......   $    28.38   $     32.66    $     35.03   $     37.56   $     31.39
Operating                                                       ----------   -----------    -----------   -----------   -----------
Performance:       Investment income--net+ ..................           71           .90            .94          1.00          1.11
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ........................          .66         (1.18)           .62         (1.28)         8.14
                                                                ----------   -----------    -----------   -----------   -----------
                   Total from investment operations .........         1.37          (.28)          1.56          (.28)         9.25
                                                                ----------   -----------    -----------   -----------   -----------
                   Less dividends and distributions:
                       Investment income--net ...............         (.76)        (1.01)          (.94)        (1.08)        (1.11)
                       Realized gain on investments--net ....        (1.41)        (2.99)         (2.99)        (1.17)        (1.97)
                                                                ----------   -----------    -----------   -----------   -----------
                   Total dividends and distributions ........        (2.17)        (4.00)         (3.93)        (2.25)        (3.08)
                                                                ==========   ===========    ===========   ===========   ===========
                   Net asset value, end of year .............   $    27.58   $     28.38    $     32.66   $     35.03   $     37.56
                                                                ==========   ===========    ===========   ===========   ===========
===================================================================================================================================
Total Investment   Based on net asset value per share .......        5.07%        (1.12%)         4.58%         (.68%)       30.71%
Return:*                                                        ==========   ===========    ===========   ===========   ===========
===================================================================================================================================
Ratios to          Expenses .................................         .57%          .59%           .56%          .57%          .55%
Average                                                         ==========   ===========    ===========   ===========   ===========
Net Assets:        Investment income--net ...................        2.60%         2.89%          2.74%         2.86%         3.21%
                                                                ==========   ===========    ===========   ===========   ===========
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...   $1,957,869   $ 2,142,945    $ 2,721,503   $ 3,631,440   $ 4,155,677
Data:                                                           ==========   ===========    ===========   ===========   ===========
                   Portfolio turnover .......................          31%           46%            33%           33%           38%
                                                                ==========   ===========    ===========   ===========   ===========
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.     ------------------------------------------------------------------
                                                                             For the Year Ended March 31,
                                                           ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2002          2001          2000         1999          1998
=============================================================================================================================
Per Share          Net asset value, beginning of year....  $    27.56    $    31.77    $    34.25    $    36.68    $    30.72
Operting                                                   ----------    ----------    ----------    ----------    ----------
Performance:       Investment income--net+ ..............          42           .56           .57           .63           .74
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................         .64         (1.13)          .60         (1.25)         7.96
                                                           ----------    ----------    ----------    ----------    ----------
                   Total from investment operations .....        1.06          (.57)         1.17          (.62)         8.70
                                                           ----------    ----------    ----------    ----------    ----------
                   Less dividends and distributions:
                       Investment income--net ...........        (.46)         (.65)         (.66)         (.64)         (.77)
                       Realized gain on investments--net        (1.41)        (2.99)        (2.99)        (1.17)        (1.97)
                                                           ----------    ----------    ----------    ----------    ----------
                   Total dividends and distributions ....       (1.87)        (3.64)        (3.65)        (1.81)        (2.74)
                                                           ----------    ----------    ----------    ----------    ----------
                   Net asset value, end of year .........  $    26.75    $    27.56    $    31.77    $    34.25    $    36.68
                                                           ==========    ==========    ==========    ==========    ==========
=============================================================================================================================
Total Investment   Based on net asset value per share ...       4.01%        (2.11%)        3.48%        (1.65%)       29.38%
Return:*                                                   ==========    ==========    ==========    ==========    ==========
=============================================================================================================================
Ratios to          Expenses .............................       1.59%         1.61%         1.58%         1.59%         1.57%
Average                                                    ==========    ==========    ==========    ==========    ==========
Net Assets:        Investment income--net ...............       1.58%         1.87%         1.71%         1.85%         2.19%
                                                           ==========    ==========    ==========    ==========    ==========
=============================================================================================================================
Supplemental       Net assets, end of year (in thousands)  $1,222,487    $1,659,152    $2,853,699    $4,866,564    $5,938,708
Data:                                                      ==========    ==========    ==========    ==========    ==========
                   Portfolio turnover ...................         31%           46%           33%           33%           38%
                                                           ==========    ==========    ==========    ==========    ==========
=============================================================================================================================


*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2002

Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.     ------------------------------------------------------------------
                                                                             For the Year Ended March 31,
                                                           ------------------------------------------------------------------

Increase (Decrease) in Net Asset Value:                       2002          2001          2000         1999          1998
=============================================================================================================================
Per Share          Net asset value, beginning of year ...  $    27.14    $    31.36    $    33.82    $    36.31    $    30.44
Operating                                                  ----------    ----------    ----------    ----------    ----------
Performanc:        Investment income--net+ ..............         .41           .55           .57           .62           .73
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................         .63         (1.12)          .59         (1.25)         7.89
                                                           ----------    ----------    ----------    ----------    ----------
                   Total from investment operations .....        1.04          (.57)         1.16          (.63)         8.62
                                                           ----------    ----------    ----------    ----------    ----------
                   Less dividends and distributions:
                       Investment income--net ...........        (.48)         (.66)         (.63)         (.69)         (.78)
                       Realized gain on investments--net        (1.41)        (2.99)        (2.99)        (1.17)        (1.97)
                                                           ----------    ----------    ----------    ----------    ----------
                   Total dividends and distributions ....       (1.89)        (3.65)        (3.62)        (1.86)        (2.75)
                                                           ----------    ----------    ----------    ----------    ----------
                   Net asset value, end of year .........  $    26.29    $    27.14    $    31.36    $    33.82    $    36.31
                                                           ==========    ==========    ==========    ==========    ==========
=============================================================================================================================
Total Investment   Based on net asset value per share ...       4.01%        (2.13%)        3.50%        (1.70%)       29.40%
Return:*                                                   ==========    ==========    ==========    ==========    ==========
=============================================================================================================================
Ratios to          Expenses .............................       1.61%         1.62%         1.59%         1.59%         1.58%
Average                                                    ==========    ==========    ==========    ==========    ==========
Net Assets:        Investment income--net ...............       1.59%         1.86%         1.70%         1.83%         2.18%
                                                           ==========    ==========    ==========    ==========    ==========
=============================================================================================================================
Supplemental       Net assets, end of year (in thousands)  $  199,774    $  212,278    $  308,150    $  491,234    $  512,783
Data:                                                      ==========    ==========    ==========    ==========    ==========
                   Portfolio turnover ...................         31%           46%           33%           33%           38%
                                                           ==========    ==========    ==========    ==========    ==========
=============================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios have been derived                               Class D
from information provided in the financial statements.     ------------------------------------------------------------------
                                                                             For the Year Ended March 31,
                                                           ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2002          2001          2000         1999          1998
=============================================================================================================================
Per Share          Net asset value, beginning of year ...  $    28.31    $    32.58    $    34.97    $    37.49    $    31.34
Operating                                                  ----------    ----------    ----------    ----------    ----------
Performance:       Investment income--net+ ..............         .64           .82           .86           .91          1.02
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................         .65         (1.17)          .60         (1.28)         8.14
                                                           ----------    ----------    ----------    ----------    ----------
                   Total from investment operations .....        1.29          (.35)         1.46          (.37)         9.16
                                                           ----------    ----------    ----------    ----------    ----------
                   Less dividends and distributions:
                       Investment income--net ...........        (.69)         (.93)         (.86)         (.98)        (1.04)
                       Realized gain on investments--net        (1.41)        (2.99)        (2.99)        (1.17)        (1.97)
                                                           ----------    ----------    ----------    ----------    ----------
                   Total dividends and distributions ....       (2.10)        (3.92)        (3.85)        (2.15)        (3.01)
                                                           ----------    ----------    ----------    ----------    ----------
                   Net asset value, end of year .........  $    27.50    $    28.31    $    32.58    $    34.97    $    37.49
                                                           ==========    ==========    ==========    ==========    ==========
=============================================================================================================================
Total Investment   Based on net asset value per share ...       4.78%        (1.35%)        4.29%         (.92%)       30.40%
Return*                                                    ==========    ==========    ==========    ==========    ==========
=============================================================================================================================
Ratios to          Expenses .............................        .82%          .84%          .81%          .82%          .80%
Average                                                    ==========    ==========    ==========    ==========    ==========
Net Assets:        Investment income--net ...............       2.35%         2.64%         2.50%         2.60%         2.95%
                                                           ==========    ==========    ==========    ==========    ==========
=============================================================================================================================
Supplemental       Net assets, end of year (in thousands)  $1,311,739    $1,311,854    $1,428,120    $1,513,406    $1,280,317
Data:                                                      ==========    ==========    ==========    ==========    ==========
                   Portfolio turnover ...................         31%           46%           33%           33%           38%
                                                           ==========    ==========    ==========    ==========    ==========
=============================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2002
transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,346,857 increase in cost of securities (which in return results in a corresponding $3,346,857 decrease in net unrealized appreciation and a corresponding $3,346,857 increase in undistributed net investment income), based on securities held by the Fund as of March 31, 2001.

The effect of this change for the year ended March 31, 2002 was to increase net investment income by $455,884, decrease net unrealized appreciation by $5,119,678 and increase net realized capital gains by $1,316,936. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,197,618 have been reclassified between undistributed realized capital gains and undistributed net investment income and $1 has been reclassified between paid-in capital in excess of par and undistributed realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2002

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account         Distribution
                                               Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B ....................................       .25%              .75%
Class C ....................................       .25%              .75%
Class D ....................................       .25%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                          FAMD            MLPF&S
--------------------------------------------------------------------------------
Class A....................................             $ 6,994         $ 75,861
Class D....................................             $12,579         $157,138
--------------------------------------------------------------------------------

For the year ended March 31, 2002, MLPF&S received contingent deferred sales charges of $891,502 and $20,907 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $85 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, a subsidiary of ML & Co., or its affiliates. As of March 31, 2002, the Fund lent securities with a value of $261,323,513 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of March 31, 2002, cash collateral of $212,397,441 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $494,762,690 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended March 31, 2002, QA Advisors received $25,982 in securities lending agent fees.

In addition, MLPF&S received $320,025 in commissions on the execution of portfolio security transactions for the year ended March 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2002, Merrill Lynch Security Pricing System, an affiliate of MLPF&S, earned $4,959 for providing security price quotations to complete the Fund's net asset value.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2002 were $1,491,868,310 and $2,043,775,560, respectively.

Net realized gains (losses) for the year ended March 31, 2002 and net unrealized gains (losses) as of March 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments .................       $  67,216,153       $ 686,770,279
Short-term investments ................                (122)                 --
Foreign currency transactions .........            (119,318)            (16,316)
                                              -------------       -------------
Total .................................       $  67,096,713       $ 686,753,963
                                              =============       =============
--------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

As of March 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $681,530,018, of which $878,375,718 related to appreciated securities and $196,845,700 related to depreciated securities. At March 31, 2002, the aggregate cost of investments for Federal income tax purposes was $3,986,874,940.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $476,749,756 and $1,170,508,598 for the years ended March 31, 2002 and March 31,
2001, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                          Dollar
Ended March 31, 2002                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        6,452,642     $ 177,473,586
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................        4,888,040       132,394,454
                                                -------------     -------------
Total issued ...............................       11,340,682       309,868,040
Shares redeemed ............................      (15,861,076)     (431,669,919)
                                                -------------     -------------
Net decrease ...............................       (4,520,394)    $(121,801,879)
                                                =============     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 2001                          Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        6,834,053     $ 212,539,850
Shares issued resulting
from reorganization ........................          817,530        24,150,327
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................        9,155,120       274,478,459
                                                -------------     -------------
Total issued ...............................       16,806,703       511,168,636
Shares redeemed ............................      (24,633,092)     (771,606,412)
                                                -------------     -------------
Net decrease ...............................       (7,826,389)    $(260,437,776)
                                                =============     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended March 31, 2002                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        4,131,938     $ 110,246,621
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................        3,233,327        85,247,072
                                                -------------     -------------
Total issued ...............................        7,365,265       195,493,693
Automatic conversion
of shares ..................................       (7,499,528)     (200,803,234)
Shares redeemed ............................      (14,364,815)     (382,144,098)
                                                -------------     -------------
Net decrease ...............................      (14,499,078)    $(387,453,639)
                                                =============     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the                                               Dollar
Year Ended March 31, 2001                          Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        4,658,327     $ 139,921,754
Shares issued resulting
from reorganization ........................          236,628         6,808,388
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................        7,208,695       210,768,066
                                                -------------     -------------
Total issued ...............................       12,103,650       357,498,208
Automatic conversion
of shares ..................................      (11,770,037)     (360,216,197)
Shares redeemed ............................      (29,955,115)     (917,640,802)
                                                -------------     -------------
Net decrease ...............................      (29,621,502)    $(920,358,791)
                                                =============     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended March 31, 2002                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        1,366,686     $  35,815,840
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................          476,476        12,351,872
                                                -------------     -------------
Total issued ...............................        1,846,162        48,167,712
Shares redeemed ............................       (2,065,570)      (53,647,779)
                                                -------------     -------------
Net decrease ...............................         (222,408)    $  (5,480,067)
                                                =============     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the                                               Dollar
Year Ended March 31, 2001                          Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................          704,790     $  20,716,886
Shares issued resulting
from reorganization ........................           60,273         1,707,923
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................          859,812        24,759,980
                                                -------------     -------------

Total issued ...............................        1,624,875        47,184,789
Shares redeemed ............................       (3,630,606)     (109,662,206)
                                                -------------     -------------
Net decrease ...............................       (2,005,731)    $ (62,477,417)
                                                =============     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended March 31, 2002                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        3,572,657     $  96,909,860
Automatic conversion
of shares ..................................        7,297,200       200,803,234
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................        3,223,999        87,168,201
                                                -------------     -------------
Total issued ...............................       14,093,856       384,881,295
Shares redeemed ............................      (12,747,284)     (346,895,466)
                                                -------------     -------------
Net increase ...............................        1,346,572     $  37,985,829
                                                =============     =============
--------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2002

--------------------------------------------------------------------------------
Class D Shares for the                                               Dollar
Year Ended March 31, 2001                          Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        3,709,799     $ 115,263,839
Shares issued resulting
from reorganization ........................           91,654         2,702,408
Automatic conversion
of shares ..................................       11,474,133       360,216,197
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................        5,098,349       152,467,014
                                                -------------     -------------
Total issued ...............................       20,373,935       630,649,458
Shares redeemed ............................      (17,864,970)     (557,884,072)
                                                -------------     -------------
Net increase ...............................        2,508,965     $  72,765,386
                                                =============     =============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended March 31, 2002.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                  3/31/2002          3/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................       $131,878,836       $201,602,401
  Net long-term
  capital gains ..........................        240,067,775        552,736,216
                                                 ------------       ------------
Total taxable distributions ..............       $371,946,611       $754,338,617
                                                 ============       ============
--------------------------------------------------------------------------------

As of March 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .........................   $  26,877,384
Undistributed long-term
capital gains--net .........................................      40,459,687
                                                               -------------
Total undistributed earnings--net ..........................      67,337,071
                                                               -------------
Capital loss carryforward ..................................      (7,516,184)*
Unrealized gains--net ......................................     673,997,518**
                                                               -------------
Total accumulated earnings--net ............................   $ 733,818,405
                                                               =============
--------------------------------------------------------------------------------

* On March 31, 2002, the Fund had a net capital loss carryforward of approximately $7,516,184, of which $4,243,197 expires in 2008 and $3,272,987 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for discounts on fixed-income securities, accrued interest income on trusts held and purchased interest on payments.

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2002

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Balanced Capital Fund, Inc. as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Balanced Capital Fund, Inc. as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 14, 2002

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by the Fund during the year ended March 31, 2002:


====================================================================================================================================
Record                 Payable   Domestic Qualifying      Interest from     Domestic Non-Qualifying       Total         Long-Term
 Date                   Date       Ordinary Income     Federal Obligations      Ordinary Income      Ordinary Income  Capital Gains
====================================================================================================================================
Class A Shares:
====================================================================================================================================
 7/10/2001            7/16/2001       $.136911              $.073374               $.279821             $.490106         $1.112993
------------------------------------------------------------------------------------------------------------------------------------
12/03/2001           12/07/2001       $.116435              $.035496               $.205310             $.357241         $ .205982
====================================================================================================================================
Class B Shares:
====================================================================================================================================
 7/10/2001            7/16/2001       $.092712              $.049687               $.189484             $.331883         $1.112993
------------------------------------------------------------------------------------------------------------------------------------
12/03/2001           12/07/2001       $.069765              $.021268               $.123015             $.214048         $ .205982
====================================================================================================================================
Class C Shares:
====================================================================================================================================
 7/10/2001            7/16/2001       $.097116              $.052047               $.198485             $.347648         $1.112993
------------------------------------------------------------------------------------------------------------------------------------
12/03/2001           12/07/2001       $.072032              $.021959               $.127015             $.221006         $ .205952
====================================================================================================================================
Class D Shares:
====================================================================================================================================
 7/10/2001            7/16/2001       $.126798              $.067954               $.259152             $.453904         $1.112993
------------------------------------------------------------------------------------------------------------------------------------
12/03/2001           12/07/2001       $.105242              $.032083               $.185572             $.322897         $ .205982
------------------------------------------------------------------------------------------------------------------------------------

The domestic qualifying ordinary income quali fies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attribut able to Federal obligations is exempt from state income tax. We recom mend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

PORTFOLIO INFORMATION (unaudited)

As of March 31, 2002
                                                         Percent of
Ten Largest Common Stock Holdings                        Net Assets
Citigroup Inc..........................................      2.0%
SPX Corporation........................................      2.0
Viacom, Inc. (Class B).................................      1.8
Fannie Mae.............................................      1.7
American International Group, Inc......................      1.7
Anheuser-Busch Companies, Inc..........................      1.7
International Business Machines Corporation............      1.7
Clear Channel Communications, Inc......................      1.6
ITT Industries, Inc....................................      1.6
Wells Fargo Company....................................      1.6

                                                         Percent of
Five Largest Industries                                  Net Assets
Diversified Financials.................................     11.9%
Banks..................................................      6.8
Media..................................................      6.6
Machinery..............................................      5.1
Insurance..............................................      4.8

                                                         Percent of
Geographic Allocation                                    Net Assets
United States..........................................     93.7%
Bermuda................................................      2.8
Switzerland............................................      1.4
Chile..................................................      0.5
Argentina..............................................      0.4
Mexico.................................................      0.4
Canada.................................................      0.3

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

OFFICERS AND DIRECTORS

                                                                                                          Number of
                                                                                                          Portfolios       Other
                                                                                                           in Fund       Director-
                             Position(s)    Length                                                          Complex        ships
                                Held        of Time                                                       Overseen by      Held by
  Name, Address & Age         with Fund     Served     Principal Occupation(s) During Past 5 Years          Director      Director
----------------------------------------------------------------------------------------------------------------------------------
Interested Director
----------------------------------------------------------------------------------------------------------------------------------
  Terry K. Glenn*            President      1999 to   Chairman Americas Region since 2001, and              127 Funds       None
  800 Scudders Mill Road     and            present   Executive Vice President since 1983 of Fund        184 Portfolios
  Plainsboro, NJ 08536       Director                 Asset Management, L.P. ("FAM") and Merrill
  Age: 61                                             Lynch Investment Managers, L.P. ("MLIM");
                                                      President of FAM Distributors, Inc. ("FAMD")
                                                      since 1986 and Director thereof since 1991;
                                                      Executive Vice President and Director of
                                                      Princeton Services, Inc. ("Princeton Services")
                                                      since 1993; President of Princeton
                                                      Administrators, L.P. since 1988; Director
                                                      of Financial Data Services, Inc. since 1985.
==================================================================================================================================
* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment Companies for which FAM or MLIM act as investment advisers. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Acquired
  Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD;
  Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.
==================================================================================================================================

                                                                                                          Number of
                                                                                                          Portfolios       Other
                                                                                                           in Fund       Director-
                             Position(s)    Length                                                          Complex        ships
                                Held        of Time                                                       Overseen by      Held by
  Name, Address & Age         with Fund     Served*    Principal Occupation(s) During Past 5 Years          Director      Director
----------------------------------------------------------------------------------------------------------------------------------
Independent Directors
----------------------------------------------------------------------------------------------------------------------------------
  Donald W. Burton           Director       2002 to   General Partner of The Burton Partnership.            25 Funds     ITC Delta-
  614 West Bay Street                       present   Limited Partnership; Managing General Partner      41 Portfolios   Com, Inc.;
  Tampa, FL 33606                                     of The South Atlantic Venture Funds; Member                        ITC Holding
  Age: 58                                             of the Investment Advisory Committee of the                        Company,
                                                      Florida State Board of Administration.                             Inc.;
                                                                                                                         Knology,
                                                                                                                         Inc.; Main-
                                                                                                                         Bancorp,
                                                                                                                         N.A.; Pri-
                                                                                                                         Care, Inc.;
                                                                                                                         Sumbion,
                                                                                                                         Inc.
==================================================================================================================================
  M. Colyer Crum             Director       1978 to   James R. Williston Professor of Investment            25 Funds     Cambridge
  104 Westcliff Road                        present   Management Emeritus, Harvard Business               41 Portfolios  Bancorp
  Weston, MA 02493                                    School since 1996.
  Age: 69
==================================================================================================================================
  Laurie Simon Hodrick       Director       1999 to   Professor of Finance and Economics, Graduate          25 Funds     Junior
  809 Uris Hall                             present   School of Business, Columbia University since       41 Portfolios  League of
  3022 Broadway                                       1998; Associate Professor of Finance and                           Central
  New York, NY 10027                                  Economics, Graduate School of Business,                            Westchester
  Age: 39                                             Columbia University from 1996 to 1998.
==================================================================================================================================
  J. Thomas Touchton         Director       1977 to   Managing Partner of the Witt Touchton Company         25 Funds     Tampa Bay
  One Tampa City Center                     present   since 1972.                                         41 Portfolios  History
  Suite 3405                                                                                                             Center
  201 North Franklin Street
  Tampa, FL 33062
  Age: 63
==================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2002

                                                                                                          Number of
                                                                                                          Portfolios       Other
                                                                                                           in Fund       Director-
                             Position(s)    Length                                                          Complex        ships
                                Held        of Time                                                       Overseen by      Held by
  Name, Address & Age         with Fund     Served*    Principal Occupation(s) During Past 5 Years          Director      Director
----------------------------------------------------------------------------------------------------------------------------------
Independent Directors (concluded)
----------------------------------------------------------------------------------------------------------------------------------
  Fred G. Weiss               Director      1999 to   Managing Director of FGW Associates since            25 Funds      Watson
  16450 Maddalena Place                     present   1997; Vice President, Planning Investment, and     46 Portfolios   Pharma-
  Delray Beach, FL 33446                              Development of Warner Lambert Co. from                             ceuticals,
  Age: 60                                             1979 to 1997.                                                      Inc.; BTG
                                                                                                                         Interna-
                                                                                                                         tional PLC;
                                                                                                                         and the
                                                                                                                         Michael J.
                                                                                                                         Fox Founda-
                                                                                                                         tion for
                                                                                                                         Parkinson's
                                                                                                                         Research.
==================================================================================================================================
* The Director's term is unlimited.
==================================================================================================================================

                                Position(s)      Length
                                    Held         of Time
  Name, Address & Age           with Fund       Served*            Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
  Donald C. Burke                Vice           1993 to    First Vice President of FAM and MLIM since 1997 and the Treasurer there-
  P.O. Box 9011                  President      present    of since 1999; Senior Vice President and Treasurer of Princeton Services
  Princeton, NJ 08543-9011       and            and        since 1999; Vice President of FAMD since 1999; Vice President of FAM and
  Age: 41                        Treasurer      1999 to    MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                                present
====================================================================================================================================
  Walter Cuje                    Senior         2001 to    First Vice President of of the Investment Adviser since 1997; Associate
  P.O. Box 9011                  Vice           present    Portfolio Manager of the Investment Adviser since 1993; Vice President
  Princeton, NJ 08543-9011       President                 of the Investment Adviser from 1991 to 1997.
  Age: 42
====================================================================================================================================
  Robert C. Doll, Jr.            Senior         2000 to    President of FAM and MLIM since 2001; Co-Head (Americas Region) of FAM
  P.O. Box 9011                  Vice           present    and MLIM from 2000 to 2002; Director of Princeton Services since 1999;
  Princeton, NJ 08543-9011       President                 Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive
  Age: 47                                                  Vice President thereof from 1991 to 1999.
====================================================================================================================================
  Kurt Schansinger               Senior         2001 to    First Vice President of the Investment Adviser since 1997; Vice President
  P.O. Box 9011                  Vice           present    of the Investment Adviser from January 1996 to 1997. Prior to joining the
  Princeton, NJ 08543-9011       President                 Investment Adviser, Mr. Schansinger spent 12 years with Oppenheimer
  Age: 40                                                  Capital, where he rose to Senior Vice President.
====================================================================================================================================
  Susan B. Baker                 Secretary      2002 to    Director (Legal Advisory) of the Manager since 1999; Vice President
  P.O. Box 9011                                 present    of the Manager from1993 to 1999; Attorney associated with the
  Princeton, NJ 08543-9011                                 Manager since 1987.
  Age: 44
====================================================================================================================================
* Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================
  Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
====================================================================================================================================

Custodian                                       Transfer Agent

The Bank of New York                            Financial Data Services, Inc.
90 Washington Street, 12th Floor                4800 Deer Lake Drive East
New York, NY 10286                              Jacksonville, FL 32246-6484
                                                (800) 637-3863

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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